EXHIBIT 10.1

                           LOAN AND SECURITY AGREEMENT

     This Loan and Security Agreement (the "Agreement"), made this ____ day of November, 2010 by and between BION ENVIRONMENTAL TECHNOLOGIES, INC., a Colorado corporation duly qualified to do business in the Commonwealth of Pennsylvania, 1775 Summitview Way, Crestone, CO 81131 ("Borrower"); BION PA 1, LLC, a Colorado limited liability company duly qualified to do business in the Commonwealth of Pennsylvania, 1775 Summitview Way, Crestone, CO 81131 ("PA1"); and MILESTONE BANK, with an office at 1980 S. Easton Rd., Suite 110, Doylestown, PA 18901 ("Lender").

                             W I T N E S S E T H:

     WHEREAS, Borrower has requested the Lender extend credit facilities (hereinafter referred to as the "Loan") of ONE MILLION FIVE HUNDRED THOUSAND ($1,500,000.00) DOLLARS which Loan is to be used by the Borrower as a Line of Credit to provide interim financing for the purchase of equipment and payment of construction costs for a livestock waste treatment system that will be funded wiith the proceeds of a Loan from The Pennsylvania Infrastructure Investment Authority ("PENNVEST"), a body corporate and politic organized and existing under the laws of the Commonwealth of Pennsylvania in the maximum principal amount not to exceed $7,754,000.00 (the, "PENNVEST Loan"), and the Lender is willing to extend such interim credit under the terms and conditions of this Agreement.

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained, and intending to be legally bound, hereby agree as follows:

                           ARTICLE I - DEFINITIONS

     1.01. Definitions. In addition to other words and terms defined elsewhere in this Agreement, as used herein the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

     "Affiliate" means any Person (1) which directly or indirectly controls, or is controlled by, or is under common control with the Borrower, a Surety, or a Subsidiary; (2) which directly or indirectly beneficially owns or holds five percent (5%) or more of any class of the voting stock or the partnership units of, as the case may be, the Borrower, any Surety, or any Subsidiary; or
(3) five percent (5%) or more of the voting stock or partnership units of which is directly or indirectly beneficially owned or held by the Borrower, a Surety, or a Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.


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     "Agreement" means this Loan and Security Agreement, including all exhibits and schedules hereto, as the same may be amended, modified or supplemented from time to time.

     "Anti-Terrorism Statute" shall mean any law relating to terrorism or money laundering, including Executive Order No. 13224 and the USA Patriot Act.

     "Borrowing Base Availability" means at any time the sum of (a) ninety percent (90%) of the aggregate value of the PENNVEST Funding Requests, or portions thereof, for Construction Costs that remain unpaid by PENNVEST for no more than 75 days after the date of submission to PENNVEST (excluding, for purposes of calculating only the foregoing percentage, amounts which
constitute retainage held by PENNVEST); and, (b)   one hundred percent (100%)
of the aggregate value of all invoices for Equipment Costs that are outstanding for no more than 90 days past their original invoice dates.

     "Collateral" means the Project Funding Trust Account, the Project Restricted Deposit Account, and all other accounts in the name of any Obligor maintained by Lender, specifically excluding, however, the Permitted Borrower Reimbursement (defined below). The Collateral shall constitute security for repayment of the full amount of the Obligations, including all principal advanced and outstanding under the Loan and all interest and other charges thereon, as provided herein and in the Note.

     "Commitment Letter" means that certain letter and accompanying term sheet dated October 29, 2010, as may have been amended, from Lender to Borrower pursuant to which Lender agreed to make the Loan and other credit facilities to Borrower.

     "Construction Costs" means the aggregate Eligible Cost of all labor, materials, and furnishings necessary for completion of the Project, but excluding the Equipment.

     "Eligible Cost" shall have the meaning attributed to that term in the Funding Agreement.

     "Environmental Law" means any presently existing or hereafter enacted or decided federal, state or local statutory or common laws relating to pollution or protection of the environment, including without limitation, any common law of nuisance or trespass, and any law or regulation relating to emissions, discharges, releases or threatened release of pollutants, contaminants or chemicals or industrial, toxic or hazardous substances or wastes into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or chemicals, or industrial, toxic or hazardous substances or wastes.

     "Equipment" means the Equipment, as that term is defined in the Uniform Commercial Code, including fixtures, which comprise the facilities of the System, as that term is defined in the Funding Agreement.


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     "Equipment Costs" means Eligible Costs for Equipment.

     "Funding Agreement" means that certain written Funding Agreement by and between PA1 and PENNVEST dated as of November 3, 2010 executed and delivered in connection with the PENNVEST Debt Obligation.

     "Funding Document" shall have the meaning ascribed to it in the Funding Agreement.

     "GAAP" means generally accepted accounting principals, which is a widely accepted set of rules, conventions, standards, and procedures for reporting financial information, as established by the Financial Accounting Standards Board.

     "Governmental Unit" means any agency of the Commonwealth of Pennsylvania or a county, municipality or school district, or an agency, instrumentality, authority or corporation thereof; or a public body having local or regional jurisdiction or power.

     "Hazardous Materials" means any contaminants, hazardous substances, regulated substances or hazardous wastes that may be the subject of liability pursuant to any Environmental Law.

     "Indebtedness" means the outstanding principal amount of the Loan together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan, the Note, or any other Loan Document.

     "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

     "Loan" means the Loan as defined in Section 2.01 hereof.

     "Loan Document(s)" means this Agreement, the Note, the Commitment Letter, and all other documents, instruments and/or applications of any kind relating to the Loan.

     "Maturity Date" means the Maturity Date as defined in the Note.

     "Note" means the Line of Credit Note of the Borrower executed and delivered the same date as this Agreement, which shall provide, inter alia, for the terms of repayment of the Loan, together with all extensions, renewals, re-financing or re-funding in whole or in part.


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     "Obligations" means the Indebtedness of the Borrower evidenced by the
Note or by any other Loan Document, including but not limited to any past, present or future advances, renewals, extensions and modifications thereof, and all interest, late charges, costs and fees of any type to be paid thereunder, and any and all other indebtedness of Borrower to Lender, direct or indirect, due or to become due, now existing or hereafter contracted of any nature whatsoever, and all present and future obligations of Borrower under any swap agreements (as defined in 11 U.S.C. Sec. 101) with Lender, whenever executed.

     "Obligor(s)" means the Borrower, PA1, and any other person or entity liable, either absolutely or contingently, for the payment of any Obligations to the Lender, evidenced by any Loan Document or otherwise, as well as any person or entity granting the Lender a security interest or Lien upon or in property (real or personal) to secure payment of all or a portion of said Obligations.

     "PENNVEST Debt Obligation" means that indebtedness of PA1 to PENNVEST in the maximum principal amount of $7,754,000.00 which is secured under the terms of the Funding Agreement.

     "PENNVEST Funding Requests" means those requests that Borrower or PA1 submit to PENNVEST from time to time for advances from the PENNVEST Debt Obligation for payment of Eligible Costs in accordance with the Funding Agreement.

     "Permitted Borrower Reimbursement" means Project Funding that will be deposited by PENNVEST in the Project Funding Trust Account to reimburse Eligible Costs in an aggregate amount not to exceed $1,745,100.31 for (a) advances made by Borrower to PA1 totaling $1,695,100.31 through October 31, 2010 in accordance with Borrower's loan to PA1, and (b) additional advances totaling no more than $50,000 that Borrower has advanced to PA1 between November 1, 2010 and the date of closing on this Loan.

     "Project" shall have the same meaning attributed to it in the Funding Agreement.

     "Project Funding" shall have the same meaning attributed to it in the Funding Agreement.

     "Project Funding Trust Account" means a separate money market or other deposit account in the name of PA1 maintained with Lender into which all disbursements of the Project Funding, including all proceeds of the PENNVEST Debt Obligation, shall be directly deposited.

     "Project Restricted Deposit Account" means a separate checking or other deposit account in the name of Borrower maintained with Lender into which all disbursements of the Project Funding, including all proceeds of the PENNVEST Debt Obligation, that were deposited into the Project Funding Trust Account shall be transferred for payment to Lender or other permitted disbursement or transfer in accordance with the terms of this Agreement.


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     "Requisition" means the written request for advances completed by or on behalf of Borrower in a form satisfactory to Lender setting forth, among other things, the amount of the Loan advance requested in each instance and a statement certified by Borrower as to the purpose for which such advance shall be used.

     "USA Patriot Act" shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

     1.02.  Construction of Terms.   Unless the context of this Agreement
otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or." The neuter shall be deemed to include the masculine and the feminine, as the context may require. The section and other headings contained in this Agreement preceding this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Any term that is not defined herein, but is defined in the Funding Agreement or other document executed and delivered in connection with the PENNVEST Debt Obligation, shall have the meaning attributed to it in the Funding Agreement or such other document.

     1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to below, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

                             ARTICLE II - LOAN

     2.01. Loan Amount. Lender agrees, on the terms and conditions of this Agreement, to extend a credit facility (the "Loan") to the Borrower in the form of a line of credit in the principal amount of up to ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00), pursuant to which, from time to time Lender shall make advances to the Borrower in such amounts as the Borrower may request, up to an aggregate amount outstanding not in excess of the lesser of (i) the maximum principal amount of the Loan as set forth in this paragraph, or (ii) the Borrowing Base Availability. The Borrower covenants and agrees that, in the event the outstanding balance of the sums advanced under the line of credit or any portion thereof should exceed, at any time and for any reason, the borrowing limit set forth in this Section 2.01, the full amount of such excess, with any interest and fees accrued and unpaid thereon or in connection therewith, shall be immediately due and payable. The parties agree that the Lender shall have no obligation to make advances of the Loan under the Line of Credit at any time after any Event of Default (that has not been waived in writing by the Bank) has occurred or if a Potential Event of Default then exists.


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     2.02.  Loan Fee.  An amount equal to one percent (1%) of One Million
Five Hundred Thousand Dollars ($1,500,000.00), namely Fifteen Thousand Dollars ($15,000.00) plus, all costs associated with the closing of the Loan (including appraisal fee, and attorney documentation fee).

     2.03.  Payment Terms; Advances.

          (a) The obligation of the Borrower to repay the unpaid principal amount of Loan made to it by the Lender and to pay interest thereon shall be evidenced by the Note. Payments by Borrower to Lender of principal and interest shall be in accordance with the schedule set forth in the Note.

          (b) All advances under the Loan shall be evidenced by the Note, which Note shall, inter alia, represent the obligation of the Borrower to repay all advances under the Loan.

     2.04.  Procedures for Advances.

          (a) Requisitions for advances, if approved by Lender, will be funded within five (5) business days provided all conditions to Lender's obligations to make advances under this Article II and under Section 3.01 or 3.02, as the case may be, have been satisfied. All advances shall be deposited by Lender in an account maintained by Borrower and/or PA1 with Lender and which is designated by Borrower for the receipt of such advance(s).

          (b) All Requisitions for advances of Construction Costs shall be accompanied by true and correct copies, certified as such by Borrower, of the PENNVEST Funding Request submitted by Borrower to PENNVEST for reimbursement of the same amount requested of Lender in each Requisition, including, but not limited to, copies of the payment request submitted electronically through PENNVEST's Funds Disbursement website and all other supporting and related documentation required in the Funding Agreement. All such PENNVEST Funding Requests shall comply in form and substance with all applicable terms, conditions and requirements of PENNVEST, particularly those set forth in the Funding Agreement.

          (c) All Requisitions for advances for Equipment Costs shall be accompanied by true and correct copies of invoices for Equipment ordered for the Project indicating whether the advance is for a deposit for, installation of or final payment on such Equipment.

          (d)  Advances shall be requested and made only for Eligible Costs.



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     2.05.  Certain Limitations on Advances.

          (a) Advances of the Loan in respect of Construction Costs shall not at any time exceed ninety percent (90%) of the aggregate value of the PENNVEST Funding Requests, or portions thereof, for Construction Costs that remain unpaid by PENNVEST for no more than 75 days after the date of submission to PENNVEST (excluding, for purposes of calculating only the foregoing percentage, amounts which constitute retainage held by PENNVEST). Advances of the Loan in respect of Equipment Costs shall not exceed one hundred percent (100%) of the aggregate value of all invoices for Equipment Costs that are outstanding for no more than 90 days past their original invoice dates.

          (b) Termination of the Line of Credit shall not release the security interests granted to the Lender, or terminate any other rights of the Lender (unless and until all Obligations of Borrower under the Loan Documents have been paid in full).

          (c) In no event shall Lender be obligated to make any advance after the date that is thirty (30) days prior to the Maturity Date, or for any cost or expense that is not an Eligible Cost.

          (d) In no event shall the sum of the outstanding balance of the Loan, the outstanding balance of the PENNVEST Debt Obligation, and the outstanding balance of the loan or proceeds of any other form of debt or grant which Borrower and/or PA1 intend to use to finance any portion of the Project exceed Seven Million Seven Hundred Fifty Four Thousand ($7,754,000.00) Dollars.

     2.06. Advance Not Waiver. Any advance by Lender of Loan proceeds hereunder made prior to or without the fulfillment by Borrower of all of the conditions precedent thereto, whether or not known to Lender, shall not constitute a waiver by Lender of the requirement that all conditions, including the non performed conditions, shall be required with respect to all future advances.

     2.07.  Assignment and Application of Project Funding.

          (a) PA1 hereby irrevocably, absolutely, presently and unconditionally assigns, transfers and sets over to Lender from and after the date hereof, and Lender hereby accepts, all of Assignor's right, title and interest in and to the Project Funding, including the proceeds of the PENNVEST Debt Obligation, but specifically excluding the Permitted Borrower Reimbursement, for the purposes set forth herein. This is an absolute assignment, not an assignment for security only.

          (b) All disbursements of Project Funding, including all proceeds of the PENNVEST Debt Obligation, in the full amount of all approved PENNVEST Funding Requests shall be directly deposited without set-off or deduction into the Project Funding Trust Account, which PA1 shall and hereby agrees to open and maintain with Lender for the term of the Loan. PA1 shall and hereby agrees to designate the Project Funding Trust Account as the sole account into which PENNVEST shall cause all disbursements of Project Funding,


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including all proceeds of the PENNVEST Debt Obligation, to be directly deposited. PA1 shall not change this designation at any time during the term of this Loan, shall not allow disbursements of the Project Funding to be deposited initially into any account other than the Project Funding Trust Account, and shall not allow funds from any source other than Project Funding to be deposited into the Project Funding Trust Account; nothing herein shall be construed to prohibit the subsequent transfer of the Permitted Borrower Reimbursement to Borrower's separate operating account.

          (c) PA1 hereby irrevocably authorizes Lender to transfer all disbursements of the Project Funding, including the PENNVEST Debt Obligation, that are deposited in the Project Funding Trust Account to the Borrower's Project Restricted Deposit Account. This Agreement shall be Lender's warrant to effectuate such transfer as and whenever funds are deposited into the Project Funding Trust Account, and no additional notice or consent shall be required. No withdrawal or disposition of the funds deposited into the Project Funding Trust Account, other than as expressly set forth in this
Section 2.07, shall be made without the prior written authorization of Lender and PA1. All sums so transferred into the Project Restricted Deposit Account shall be held and disposed of in strict accordance with the terms of this Agreement.

          (d) Except as set forth in Sub-sections 2.07(e) and (f), the sums transferred into the Project Restricted Deposit Account shall be applied by Lender against any Loan principal that is at any time outstanding and that was advanced by Lender to pay Eligible Costs. Borrower hereby irrevocably authorizes Lender to automatically apply the funds deposited into the Project Restricted Deposit Account in accordance with this Section 2.07 and this Agreement shall be Lender's warrant to effectuate such transfer as and whenever funds are deposited into the Project Restricted Deposit Account. No withdrawal or disposition of the funds deposited into the Project Restricted Deposit Account other than as expressly set forth in this Section 2.07 shall be made without the prior written authorization of Lender and Borrower. Borrower hereby irrevocably assigns to Lender all of its right, title and interest in the disbursements of the Project Funding, including the PENNVEST Debt Obligation, but specifically excluding the Permitted Borrower Reimbursement, for Lender's benefit and for the purposes set forth herein. Borrower further and additionally irrevocably assigns to Lender its rights to receive from PA1 payments to Borrower on and pursuant to the loan from Borrower to PA1, with the exception of the Permitted Borrower Reimbursement. These assignments are absolute and not assignments for security only. Borrower shall not be entitled to draw upon or otherwise dispose of funds in the Project Restricted Deposit Account except as expressly set forth in this
Section 2.07.

          (e) Notwithstanding any other term or condition of this Section 2.07, Lender shall transfer from the Project Restricted Deposit Account to Borrower's separate operating account maintained with Lender the Permitted Borrower Reimbursement, upon receiving from Borrower documentation that reasonably satisfies Lender that certain sums transferred into the Project Restricted Deposit Account constitute the Permitted Borrower Reimbursement, even if at such time there are outstanding amounts due on the Loan and/or there are Requisitions pending.


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          (f)  If at any time funds are in the Project Restricted Deposit
Account and there are no outstanding amounts due on the Loan and no pending Requisitions, then such funds ("Excess Funds") shall be permitted to be transferred to the separate operating account to be opened and maintained at Lender by PA1. Borrower hereby irrevocably authorizes Lender to automatically transfer such Excess Funds into the separate operating account of PA1 in accordance with this subsection 2.07(e) and this Agreement shall be Lender's warrant to effectuate such transfer as and whenever requested under this subsection.

          (g) The creation and maintenance of the Project Funding Trust Account and the Project Restricted Deposit Account, and the assignment of the Project Funding shall not affect the obligations of Borrower and PA1 to repay the Loan in accordance with the Loan Documents, which obligations are absolute and not contingent upon disbursement or receipt of Project Funding.

          (h) PA1 has determined that the extension of credit to the Borrower under the Note and this Agreement benefits it, and that its execution, delivery and performance of this Agreement, and the assignment contained herein, are in its best interests and in furtherance of its legitimate business interests. To induce Lender to make the Loan, PA1 has made the foregoing assignment of the Project Funding.

     2.08.  Interest Reserve.   Borrower shall deposit with Lender, in a
restricted account, separate and apart from the Project Restricted Deposit Account or any operating account maintained by Borrower with Lender, the sum of Twenty Five Thousand Dollars ($25,000.00), not funded by the Loan or Project Funding, which shall be held as Interest Reserve. Borrower hereby irrevocably authorizes Lender to deduct from the Interest Reserve and pay on a monthly basis the interest due on the Loan. The establishment and maintenance of the Interest Reserve shall in no way relieve Borrower or any Obligor of its obligation to pay interest as set forth in the Note. Borrower shall maintain at all times a balance of Twenty Five Thousand Dollars ($25,000.00) in the Interest Reserve. Borrower's failure to maintain a balance of Twenty Five Thousand Dollars ($25,000.00) in Interest Reserve for a period of more than 10 days after receipt of written demand from Lender shall constitute an Event of Default. Upon an Event of a Default hereunder or under any of the Loan Documents, Lender shall have the right, but not the obligation, to continue to pay monthly interest installments from the Interest Reserve.

     2.09.  Pledge and Security Interest.

          (a) As security for the performance of its obligations under this Agreement and the Loan Documents, and the payment and discharge of the Indebtedness, the Borrower and PA1 grant to the Lender a security interest in, and lien upon all of the Collateral and authorizes Lender to file all appropriate UCC-1 security statements in any office of public record to perfect such security interest, if recording is required to perfect such security interest. The Borrower and PA1, and each of them, grants to Lender a security interest and a right of setoff as security for all liabilities and Obligations to Lender, whether now existing or hereafter arising, upon and


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against all Collateral, deposits, credits, and property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of Lender, or in transit to any of them, including, but not limited to, the Project Funding Trust Account and the Project Restricted Deposit Account. At any time after an Event of Default (that has not been waived in writing by Lender), without demand or notice, Lender may set off the same or any part thereof and apply the same to any liability or obligation of the Borrower and/or PA1 even though unmatured and regardless of the adequacy of any other collateral securing the Loan. The Lender shall not be required to marshal any present or future security for, or guarantees of the obligations or to resort to any such security or guarantee in any particular order and the Borrower waive, to the fullest extent that it lawfully can, (a) any right they might have to require the Lender to pursue any particular remedy before proceeding against them and (b) any right to the benefit of or to direct the application of the proceeds of any collateral until the obligations are paid in full.

          (b) PA1 has determined that the extension of credit to the Borrower under the Note and this Agreement benefits it, and that its execution, delivery and performance of this Agreement, and the pledge contained herein, are in its best interests. To induce Lender to make the Loan, and acknowledging that Lender has in fact relied upon the agreements, warranties and representations of PA1 as set forth in this Agreement in extending credit facilities to Borrower, PA1 has agreed to pledge and grant security interests in the Collateral as security for the repayment of the Loan, in accordance with the terms of this Agreement.

                     ARTICLE III - CONDITIONS OF LENDING

     3.01. Conditions Precedent to Initial Advance. The obligation of the Lender to make the Loan is subject to the conditions precedent that each of the following conditions shall have been satisfied, and the Lender shall have received (or waived receipt) on or before the date hereof all of the following collateral documents, each in form and substance satisfactory to the Lender and executed by the appropriate parties:

          (a) The following loan documents duly executed and delivered by Borrower and each Obligor, as the case may be, to Lender:

               1)  This Loan and Security Agreement;

               2) Note (Line of Credit) in principal amount of $1,500,000.00;

               3)  Acknowledgment of Confession of Judgment as to Note;

               4)  Guaranty and Surety Agreement of PA1;

               5) Such other and further Loan Documents as may be reasonably required by the Lender;


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          (b)  Proof satisfactory to Lender that the PENNVEST Debt Obligation has been funded and closed;

          (c) The payment by Borrower of all legal, recording, filing fees and other expenses (including but not limited to those relating to appraisals, environmental studies, loan documentation preparation) incurred by the Lender in connection with the Loan and the transactions contemplated thereby;

          (d)  Payment of the Loan Fee(s) referenced in Section 2.02 above;

          (e) Documentation, in form and substance satisfactory to the Lender, in and pursuant to which, PA1 has notified PENNVEST that it has irrevocably designated the Project Funding Trust Account as the sole account into which disbursements of Project Funding, including the proceeds of the PENNVEST Debt Obligation, shall be deposited directly by PENNVEST in accordance with the Funding Agreement;

          (f) All covenants, representations and warranties made by PA1 and/or Borrower in and pursuant to the Funding Agreement and any other Funding Document shall be true and correct in all material respects on and as of the date of the Initial Advance with the same effect as if made on such date;

          (g) The representations and warranties made to Lender herein, in the other Loan Documents and in any other document, shall be true and correct in all material respects on and as of the date of the Initial Advance with the same effect as if made on such date;

          (h) The written opinion of Borrower's counsel dated as of the Closing Date, in form and substance reasonably satisfactory to Lender's counsel;

          (i)  Establishment of the Interest Reserve in accordance with
Section 2.07 of this Agreement;

          (j) Receipt of PA1's detailed construction budget, as reviewed and approved by PENNVEST; and,

          (k) Such other and further documents as may be required reasonably by the Lender in order to consummate the transactions contemplated hereunder.

     3.02. Conditions to Advances After the Initial Advance. Lender's obligation to make advances of proceeds of the Loan after the Initial Advance shall be subject to the satisfaction of the following conditions:

          (a) All conditions of Section 3.01 shall have been and remain satisfied as of the date of such advances;


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          (b)  There shall exist no Default or Event of Default under this
Agreement or any other Loan Document;

          (c) There shall exist no Default or Event of Default under the Funding Agreement or other any other document, certificate or statement executed or delivered to PENNVEST in connection with the PENNVEST Debt Obligation;

          (d) The representations and warranties made to Lender herein, in the other Loan Documents and in any other document, certificate or statement executed or delivered to Lender in connection with the Loan shall be true and correct on and as of the date of the advance with the same effect as if made on such date;

          (e) All covenants, representations and warranties made by PA1 and/or Borrower in and pursuant to the Funding Agreement and any other Funding Document shall be true and correct in all material respects on and as of the date of the Initial Advance with the same effect as if made on such date;

          (f) Lender, in its sole and commercially reasonable discretion, shall have satisfactorily completed an inspection of the Project (the costs of which inspection, but no more than $1,000.00, shall be paid by Borrower) and/or any and all construction or equipment for which a Requisition has been submitted to satisfy itself that the improvements, work and/or materials for which prior Requisitions have been submitted have been performed, are in place and substantially complete, and have been performed or substantially completed in accordance with the approved plans and specifications.

          (g) Lender shall have received a Requisition for the advance, together with such other documentation and information as Lender may reasonably require.

                 ARTICLE IV - REPRESENTATIONS AND WARRANTIES

     Representations and Warranties. In addition to the representations and warranties contained in the Note or any other Loan Documents, the Obligors hereby makes the following representations and warranties which shall be true and correct on the date hereof and shall continue to be true and correct until the Loan shall have been paid in full:

     4.01. Use of Proceeds. The proceeds of the Loan hereunder shall be used by the Borrower for the business purposes stated in the Commitment Letter and Article II hereof. No portion of the Loan is to be used for (i) the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. sections 221 and 224, or (ii) primarily personal, family or household purposes.


                                     12

     4.02. Legally Enforceable Agreements. The Obligors have the power to execute, deliver, and perform this Agreement and the other Loan Documents and when executed and delivered this Agreement and the other Loan Documents shall be legally valid and binding obligations of the Borrower, enforceable in accordance with their terms.

     4.03. Organization, Good Standing and Due Qualification. If the Borrower and/or any other Obligor or any general partner of Borrower or of any other Obligor is a corporation or a partnership or a limited liability company, the Borrower or such other Obligor or general partner is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which the Borrower, other Obligor or general partner is incorporated or formed; has the power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged in; and is duly qualified and in good standing under the laws of the Commonwealth of Pennsylvania and each other jurisdiction in which such qualification is required.

     4.04. Conflicts. The execution, delivery and performance of this Agreement and the Loan Documents will not violate any provision of any indenture, agreement, or other instrument to which the Borrower or any other Obligor are bound, and will not be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of said properties or assets.

     4.05. Consents. No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or a filing with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign is necessary to the valid execution and delivery by the Borrower and PA1 of this Agreement and the other Loan Documents.

     4.06.  Financial Statements; Accuracy of Information.

          (a) The most recent financial statements of Borrower delivered to the Lender are true and correct and represent fairly their financial position as of the date thereof and the results of their operations or affairs for the period indicated, and show (including the footnotes) all known liabilities, direct or contingent, of Borrower as of the date thereof, all in accordance with GAAP consistently applied. Since the date of such financial statements, there has been no material adverse change in condition, financial or otherwise, of the Borrower or in its business and properties and, since such date, Borrower has not incurred, other than in the ordinary course of business, any indebtedness, liabilities, obligations or commitments, contingent or otherwise, except as otherwise reported to the Lender in writing. No information, exhibit, or report furnished by the Borrower and PA1 to the Lender in connection with the negotiation of this Agreement contains any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading. All projections delivered by the Borrower and PA1 to the Lender


                                     13

were made on a reasonable basis and in good faith. Except as disclosed to the Lender in writing, the Borrower and PA1 have no material contingent liabilities (including liabilities for taxes), unusual forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments.

          (b) All information, financial statements, exhibits, and reports, if any, furnished by the Borrower and PA1 to the Lender in connection with this Agreement and the borrowings contemplated hereby are, and all such information, financial statements, exhibits and reports hereafter furnished by the Borrower and PA1 to the Lender, if any, will be true and correct in every material respect on the date furnished to the Lender, and no such information, financial statements, exhibit or report contains or will contain any material misstatement of fact or omits or will omit to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

     4.07. Litigation. Except as previously disclosed in writing to the Lender prior to the date hereof, or as set forth on Schedule 4.07 attached hereto, there is no pending or, to the knowledge of Borrower and/or PA1, threatened action or proceeding against or affecting the Borrower or any other Obligor before any court, governmental agency, or arbitrator which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties or business of the Borrower or any other Obligor or the ability of Borrower or any other Obligor to perform their obligations under any Loan Documents.

     4.08. Other Agreements. Neither the Borrower nor any other Obligor is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, properties, assets, operations, or conditions, financial or otherwise, of the Borrower or any other Obligor, or the ability of the Borrower or other Obligor to carry out its obligations under the Loan Documents to which it is a party. Neither the Borrower nor any other Obligor is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

     4.09. No Defaults and Outstanding Judgments or Orders. The Borrower and each other Obligor have satisfied all judgments and neither the Borrower nor any other Obligor is in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any court, arbitrator, or federal, state, municipal, or other Governmental Authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

     4.10. Liens on the Collateral. There exist no liens, encumbrances or other charges against the Collateral, and the same have not been assigned or pledged, except for the assignment given and security interests created hereby and other interests granted to Lender, except as has been disclosed to Lender by Borrower or and to which Lender has consented in writing. Borrower has made no contract or arrangement of any kind the performance of which by the other party thereto could give rise to a lien on the Collateral, or any portion thereof, by operation of law or otherwise.


                                     14

     4.11. Taxes. The Borrower and each other Obligor have filed all tax returns (federal, state, and local) required to be filed and have paid all taxes, assessments, and governmental charges and levies due thereon, including interest and penalties.

     4.12. Debt. The Borrower is not indebted under any credit agreement, indenture, purchase agreement, guaranty, Capital Lease, or other investment, agreement, or arrangement except as disclosed in the Borrower's financial statements referred to herein or except Indebtedness, if any, which is specifically permitted by the terms of this Agreement.

     4.13. Environment. To Borrower's knowledge, the Borrower has duly complied with, and its businesses, operations, assets, equipment, property, leaseholds, or other facilities (including, but not limited to, the Premises) are in material compliance with, the provisions of all Environmental Laws, and all health and safety laws and codes, and all rules and regulations promulgated thereunder; and has not received notice of, or knows of, or suspects facts which might constitute a violation of any Environmental Law, or any health and safety law and code, or any rules or regulations promulgated thereunder, with respect to its businesses, operations, assets, equipment, property, leaseholds, or other facilities (including, but not limited to, the Premises).

     4.14.   Anti-Terrorism Statutes

          (a) General. The Borrower is not in violation of any Anti-Terrorism Statute nor does it engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Statute.

          (b) Executive Order No. 13224. Neither the Borrower nor its respective Affiliates or agents acting or benefiting in any capacity in connection with any of the transactions contemplated by this Agreement is any of the following (each a "Blocked Person"):

               (i) A Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

                (ii) A Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

                (iii) A Person or entity with which the Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Statute;


                                     15


                (iv) A Person or entity that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order No. 13224;

                (v) A Person or entity that is named as a "specially designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or

                (vi) A Person or entity who is an Affiliate of a Person or entity listed above.

          Neither the Borrower, nor PA1 nor to their knowledge, any of their respective Affiliates or agents acting in any capacity in connection with the Advances made hereunder or other transactions contemplated hereby (A) conducts any business with, or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (B) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

          (c) Sanctioned Persons. None of Borrower, PA1, their Affiliates, if any, or any Surety is a Person (i) named on the list of Specially Designated Nationals or Blocked Persons maintained by the United States Department of the Treasury's Office of Foreign Assets Control or any successor thereto ("OFAC") available at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html or as otherwise published from time to time, or (ii) (A) an agency of the government of a Sanctioned Country (as defined below), (B) an organization controlled by a Sanctioned Country, or (c) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC (each a "Sanctioned Person".

          (d) Sanctioned Countries. None of Borrower, PA1, their Subsidiaries or its Affiliates or any Surety does business in a country subject to the sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/eotffc/ofac/sanctions/index.html, or as otherwise published from time to time (a "Sanctioned Country").

          (e) Use of Loan Proceeds. The proceeds of any Loan will not be used to fund any operation in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.

     4.15. Accurate and Complete Disclosure. No representation or warranty made by the Borrower or PA1 under this Agreement or any Loan Document, and to the Borrower's and PA1's knowledge after due inquiry, made by any Surety to the Lender pursuant to this Agreement or any Loan Document, is false or misleading in any material respect (including by omission of material information necessary to make such representation, warranty or statement not misleading). The Borrower and PA1 have disclosed to the Lender in writing every fact which materially and adversely affects, or which so far as the Borrower and PA1 can now reasonably foresee and would materially and adversely affect the business, operations or financial condition of the Borrower and PA1 or the ability of the Borrower and PA1 to perform their respective obligations under this Agreement or any Loan Document.


                                     16

                     ARTICLE V - AFFIRMATIVE COVENANTS

     Affirmative Covenants of Obligors. In addition to the covenants contained in the Loan Documents, the Obligors hereby covenant and agree that, so long as any part of the Loan is outstanding, the Obligors shall, except as the Lender may otherwise agree in writing:

     5.01.  Financial Statements.

          (a) Furnish to Lender audited financial statements of Borrower in form and substance as requested by Lender, within one hundred twenty (120) days after the end of each fiscal year. Such financial statements shall be true and correct and shall present fairly, accurately and completely the financial position of Borrower, all in accordance with GAAP. Such financial statements shall include statements of income and retained earnings, balance sheets, and statements of cash flow and of changes in financial position of Borrower, for the applicable period, all in reasonable detail. Such statements shall be certified as to their correctness by a principal financial officer of Borrower.

          (b) Within 15 days after each month end, provide a Borrowing Base Certificate prepared and certified by the chief financial officer of Borrower, in substantially the form required by Lender, in which the pending PENNVEST Funding Requests for Equipment Costs are broken out and identified separately from those for the Construction Costs.

          (c) Within 45 days after the end of each quarter, provide internally prepared financial statements, prepared and certified by the chief financial officer of Borrower.

          (d) It is understood and agreed that separate financial statements of PA1 are not required but that because it is a wholly owned subsidiary of Borrower, its financial condition will be accurately reported on the applicable financial statements of the Borrower.

     5.02. Tax Returns. Borrower and PA1 shall, within ten (10) days after filing, provide Lender with signed copies of all federal, state, or local tax returns required to be filed by Borrower and PA1 for any applicable tax period.

     5.03. Payment of Taxes. Duly pay and discharge all taxes, assessments and governmental charges levied upon or assessed against Borrower and PA1, their properties, or their income prior to the date on which penalties are attached thereto, unless and except to the extent only that such taxes, assessments and charges shall be contested in good faith by appropriate proceedings diligently conducted by Borrower (unless and until foreclosure, distraint, sale or other similar proceedings shall have been commenced) and provided that such reserves as shall be required by generally accepted accounting principles shall have been made therefor.


                                     17

     5.04.  Access to Properties, Books and Records.   Permit any of the
officers, employees or representatives of the Lender, upon reasonable advance notice, to visit and inspect any of the properties of the Borrower and PA1 and to examine their books and records and make extracts therefrom and discuss the affairs, finances, and accounts of the Borrower and PA1 with representatives thereof, during normal business hours, and as often as the Lender may reasonably request.

     5.05. Maintenance of Records. Keep adequate records and books of account, in which complete entries were made in accordance with GAAP, reflecting all financial transactions of the Borrower and PA1.

     5.06. Maintenance of Properties. Maintain, keep, and preserve, all of their properties necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

     5.07. Maintenance of Deposit Relationship. Maintain the primary deposit relationship of PA1 with Lender, in either a savings or checking account, certificate of deposit or other deposit vehicle, during the term of the Loan.

     5.08. PENNVEST Debt Obligation Funding Documents. Maintain and abide by all covenants, representations and warranties in and pursuant to the Funding Agreement and any other Funding Document in all material respects.

     5.09.  Future Condition. Notify the Lender, in writing, immediately of
(i) the institution of any litigation; (ii) the commencement of any administrative proceedings; or (iii) the happening of any event which would be reasonably likely to materially adversely affect the business operations or financial condition of the Borrower or any other Obligor.

     5.10. Other Obligations. Maintain all obligations of Borrower in whatsoever manner incurred, including, but not limited to, obligations for borrowed money or for services or goods purchased by Borrower, in a current status.

     5.11. Reimbursement for Certain Expenses. Pay or reimburse the Lender upon demand and save the Lender harmless against liability for the payment of all reasonable out-of-pocket expenses, including without limitation reasonable legal fees and costs, appraisal fees, audit fees, title search fees, environmental audit fees, and any broker fees, incurred by the Lender
(i) arising in connection with the development, preparation, execution and performance of this Agreement, any other Loan Document, and all related transactions, (ii) relating to any requested amendments, waivers, or consents pursuant to the provisions hereof, (iii) arising out of or in connection with any action or proceeding (including any action or proceeding arising in or related to any insolvency, bankruptcy, or reorganization involving or affecting the Borrower or any other Obligor of the Borrower) taken to protect, enforce, determine or assert any right or remedy under this Agreement or any Loan Document or in any Collateral securing any Obligations evidenced by any Loan Document, or (iv) resulting from or arising out of or


                                     18


in connection with the administration of this Loan or the breach of any representation or warranty of the Borrower or any other Obligor made herein or in any other Loan Document. Except to the extent prohibited by applicable law, the Borrower shall also be obligated to pay all fees and costs incurred or charged for the release or satisfaction of any liens against or upon any of the Collateral, which fees and costs shall be paid immediately upon the satisfaction or release of such liens. The Lender may also, at its discretion, deliver to the Borrower the documents necessary for satisfaction or release of any lien in favor of Lender against any Collateral, and in such case it shall be the responsibility of the Borrower to record or file such satisfaction or release, as applicable, with the appropriate entity and to pay all costs incurred thereby.

     5.12. Compliance with Laws. Comply with, and cause each other Obligor to, comply with all applicable laws (including but not limited to any applicable tax law, product safety law, occupational safety or health law, environmental protection or pollution control law, hazardous waste or toxic substances management, handling or disposal law) in all material respects, provided that the Borrower shall not be deemed to be in violation of this Section as a result of any failures to comply which would not result in fines, penalties, injunctive relief or other civil or criminal liabilities which, in the aggregate, would materially affect the business, operations or financial condition of the Borrower or of any Obligor or the ability of the Borrower or of any Obligor to perform its obligations under any Loan Document to which it is a party.

     5.13. Consequential Damages. The Lender shall not be responsible or liable for any damages, consequential or otherwise, that may be incurred or alleged by Borrower or by any other person or entity, including any Obligor, as a result of any of the Loan Documents or the exercise of the terms thereof by Lender or the collection by or on behalf of the sums due thereunder, unless such damages are incurred as a result of the gross negligence or willful misconduct of the Lender.

     5.14. Reporting Requirements. Furnish, or cause to be furnished, to the Lender:

          (a) Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting the Borrower which, if determined adversely to the Borrower could have material adverse effect on the financial condition, properties, or operations of the Borrower;

           (b) Upon the occurrence of an Event of Default, a written notice setting forth the details of such Event of Default and the action which is proposed to be taken by the Borrower with respect thereto;



                                     19

           (c)  Prompt notification of (i) the institution of any litigation;
(ii) the commencement of any administrative proceedings; or (iii) the happening of any event which would materially adversely affect the business operations or financial condition of the Borrower; and

           (d) Such other information respecting the condition or operations, financial or otherwise, of the Borrower as the Lender may from time to time reasonably request.

     5.15. Further Assurances. The Borrower agrees to do such further acts and things and to execute and deliver to the Lender such additional assignments, agreements, powers and instruments, as the Lender may reasonably require or reasonably deem advisable to carry into effect the purposes of this Agreement or to better assure and confirm unto the Lender its rights, powers and remedies hereunder.

     5.16. Project Funding. PA1 shall and hereby agrees to notify PENNVEST that the Project Funding Trust Account is the sole account into which PENNVEST shall cause all disbursements of Project Funding, including all proceeds of the PENNVEST Debt Obligation, to be directly deposited in accordance with the Funding Agreement, and that such designation by PA1 is irrevocable for so long as any amount is due on the Loan.

                       ARTICLE VI - NEGATIVE COVENANTS

     Negative Covenants of Borrower. In addition to the covenants contained in the Loan Documents, Borrower and PA1 hereby covenants and agrees that, so long as any part of the Loan is outstanding, the Borrower and PA1 shall not, except as Lender may otherwise agree in writing:

     6.01. Funding Documents. Do or suffer any act or omission which constitutes or causes any warranty, representation or obligation under the Funding Documents to be false or breached.

     6.02. Project Funding. (a) Withdrawal from the Project Funding Trust Account or the Project Restricted Deposit Account (referred to collectively herein as, the "Project Accounts") any sums not expressly authorized herein;
(b) prevent or impair Lender from withdrawing or transferring funds from the Project Accounts in accordance with this Agreement; (c) cause or suffer any Project Funding, including disbursements of the PENNVEST Debt Obligation, to be deposited or disbursed by PENNVEST to any account or person other than the Project Funding Trust Account; (d) allow said Project Funds to be assigned, pledged or hypothecated to any person or entity other than Lender; (e) allow funds from any source other than Project Funding to be deposited into the Project Funding Trust Account; (f) designate an account other than the Project Funding Trust Account as the into which PENNVEST shall directly deposit the Project Funding; and/or (g) close the Project Funding Trust Account before all amounts due and owing under this Agreement, the Note and any other Loan Document are paid in full.


                                     20

                        ARTICLE VII - EVENTS OF DEFAULT

     Events of Default. The occurrence of any of the following shall, subject to such rights to cure, if any, as are included in the Note, constitute an Event of Default hereunder:

     7.01. If any representation or warranty made or deemed made by the Borrower and/or PA1 in this Agreement or which is contained in any certificate, document, opinion, financial or other statement furnished at any time in connection with this Agreement shall prove to have been incorrect, incomplete, or misleading in any material respect on or as of the date made or deemed made;

     7.02. The failure of Borrower and/or PA1 to comply with any monetary obligation which failure remains uncured fifteen (15) days after written notice thereof from the Lender, and/or the failure of Borrower and/or PA1 to comply with any other obligation, representation, warranty or condition of this Agreement which is not corrected to Lender's reasonable satisfaction within thirty (30) days after written notice thereof from the Lender;

     7.03. Subject to any applicable grace or cure period, the failure of any Obligor to observe or perform any material agreement or obligation of any nature whatsoever with Lender;

     7.04. Subject to any applicable grace or cure period, the occurrence of any Event of Default as defined in or occurring under any Loan Document or any default under any other obligation of any Obligor now or hereafter owing to the Lender.

     7.05. The failure to execute and deliver, or the invalidity of any document required to be executed and delivered at Closing pursuant to Section
3.01 and 3.02 of this Agreement.

     7.06. Borrower's failure to maintain a balance of $25,000 in the Interest Reserve account for a period of more than 10 days following written notice from Lender.

                          ARTICLE VIII - REMEDIES

     8.01. Remedies of Lender. Upon the determination by Lender that there has been the occurrence of an Event of Default, and following the expiration of any applicable grace or cure period, the Lender may if it so elects, without any notice or demand to Borrower (or to any other Obligor) whatsoever (which notice or demand is expressly waived, except to the extent otherwise specifically provided herein or in the other Loan Documents), exercise any or all (or none) of the following rights and remedies (all of which rights and remedies shall be cumulative) as the Lender, in its sole discretion, may deem necessary or appropriate:


                                     21

          (a) Declare immediately due and owing all outstanding Loan sums or other Obligations due to Lender hereunder or under any of the Loan Documents.

          (b) Exercise all or any of its rights or remedies granted herein, or in the Note, Mortgage(s) and/or any of the other Loan Documents (including, but not limited to the right to set off any or all of the Obligations of Borrower against any or all of the property of Borrower or any other Obligor in the possession or control of Lender) or under any swap agreements (as defined in 11 U.S.C. Sec. 101) or under applicable law, or which it may otherwise have, against the Borrower or any other Obligor or otherwise.

     8.02. Failure to Exercise Remedies. Neither failure nor delay on the part of the Lender to exercise any right, remedy, power or privilege hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The acceptance by the Lender of any partial payments on the Loan or any other Obligations made by or on behalf of the Borrower after the occurrence of an Event of Default hereunder or under any Loan Document shall not be deemed a waiver or cure by the Lender of said Event of Default unless expressly agreed in writing by the Lender.

     8.03. CONFESSION OF JUDGMENT. Confession Of Judgment - (a) BORROWER AND PA1 IRREVOCABLY AUTHORIZES ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR BORROWER AND PA1 AT ANY TIME AFTER AN EVENT OF DEFAULT HEREUNDER, SUBJECT TO SUCH NOTICE PROVISIONS AS MAY BE CONTAINED HEREIN TO WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND TO CONFESS JUDGMENT AGAINST BORROWER AND/OR PA1 AND IN FAVOR OF LENDER OR ANY SUBSEQUENT HOLDER HEREOF FOR SUCH AMOUNT AS IS UNPAID HEREON WITH ACCRUED INTEREST ON THE UNPAID PRINCIPAL, INTEREST AT THE RATE PROVIDED HEREIN, CHARGES, ASSESSMENTS, COSTS AND FEES, TOGETHER WITH COSTS OF SUIT AND OTHER EXPENSES IN CONNECTION THEREWITH (INCLUDING BUT NOT LIMITED TO ANY COSTS AND REASONABLE ATTORNEY'S FEES INCURRED BY LENDER IN ANY BANKRUPTCY OR INSOLVENCY PROCEEDINGS OR ANY NEGOTIATIONS RELATED THERETO, INVOLVING BORROWER, PA1 OR ANY OTHER PERSON OR ENTITY IF SUCH PROCEEDINGS SHALL IN ANY WAY JEOPARDIZE LENDER'S SECURITY FOR THIS LOAN OR IN ANY WAY LIMIT OR IMPAIR LENDER'S ABILITY TO ENFORCE A CLAIM AGAINST ANY SECURITY OR COLLATERAL FOR THIS LOAN) AND ALSO AN ATTORNEY'S COMMISSION OF ALL REASONABLE ATTORNEY'S FEES INCURRED FOR COLLECTION, BUT NOT LESS THAN FIVE THOUSAND DOLLARS ($5,000.00) AND HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEY MAY DO BY VIRTUE HEREOF, AND WAIVES AND RELEASES ALL ERRORS WHICH MAY INTERVENE IN SUCH PROCEEDINGS. INTEREST AT THE RATE DUE ON THIS NOTE SHALL CONTINUE TO BE CHARGED ON THE AMOUNT OF SUCH JUDGMENT FOLLOWING ITS ENTRY.


                                     22


          (b) THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER AND PA1 SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND THE SAME MAY BE EXERCISED FROM TIME TO TIME, AS OFTEN AS LENDER SHALL DEEMED NECESSARY AND DESIRABLE, AND A VERIFIED COPY OF THIS AGREEMENT SHALL BE SUFFICIENT WARRANT. LENDER MAY, IN ITS SOLE DISCRETION, EXERCISE THE AUTHORITY CONTAINED HEREIN AGAINST ONE OR MORE OBLIGORS AT ONE AND THE SAME TIME OR AT DIFFERENT TIMES. SUCH CONFESSION SHALL BE WITHOUT DECLARATION, WITH RELEASE OR ERRORS, WITHOUT STAY OF EXECUTION, AND BORROWER AND PA1 WAIVE THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED UPON PURSUANT TO THE PROVISIONS HEREOF, AND DO HEREBY VOLUNTARILY CONDEMN SAME AND AUTHORIZES THE PROTHONOTARY TO ENTER UPON THE WRIT OF EXECUTION A VOLUNTARY CONDEMNATION, AND FURTHER AGREES THAT THE REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION WITH A WAIVER AND RELEASE OF ALL RELIEF FROM ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OR RULES OF COURT, NOW IN FORCE OR HEREAFTER ENACTED OR ADOPTED.

          (c) IN GRANTING THE ABOVE WARRANT OF ATTORNEY TO CONFESS JUDGMENT, THE BORROWER AND PA1 HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY WAIVE ANY AND ALL RIGHTS (GRANTED BY CONSTITUTION, STATUTE, RULE, REGULATION OR OTHERWISE) THE BORROWER AND PA1 HAVE OR MAY HAVE EITHER UPON THE CONFESSION OF JUDGMENT AGAINST THE BORROWER AND PA1 OR (AFTER THE MATURITY OF THE INDEBTEDNESS EVIDENCED BY THE NOTE REFERERED TO HEREIN) UPON EXECUTION PROCESS THEREON, BY GARNISHMENT OR OTHERWISE, AGAINST BORROWER, PA1 OR PROPERTY OF EITHER TO: (i) PRIOR NOTICE; (ii) A PRIOR JUDICIAL PROCEEDINGS
(iii) REVIEW BY AN AUTHORIZED PUBLIC OFFICIAL, AND (iv) THE OPPORTUNITY TO RAISE A DEFENSE, SETOFF, COUNTERCLAIM; AND THE BORROWER AND PA1 EXPRESSLY WAIVE SUCH RIGHTS AS AN EXPLICIT AND MATERIAL PART OF THE CONSIDERATION HEREOF.

                        ARTICLE IX - MISCELLANEOUS

     9.01. Modifications. Modifications, waivers or amendments of or to the provisions of this Agreement or any other Loan Document shall be effective only if set forth in a written instrument signed by the party against whom same is sought to be enforced.

     9.02. Binding Nature. The rights and privileges of the Lender contained in this Agreement shall inure to the benefit of its successors and assigns, and the duties of the Borrower and PA1 shall bind all heirs, personal representatives, successors and assigns. All agreement, representations, warranties and covenants made by the Borrower and PA1 herein or in any of the other Loan Documents shall survive the execution and delivery of this Agreement and all other documents referred to herein and shall be continuing as long as any portion of any Obligations owed to the Lender hereunder shall remain outstanding and unpaid.


                                     23

     9.03. Joint and Several Obligation. If more than one Obligor shall sign this Agreement, then this Agreement shall be the joint and several obligation of each such Obligor and each Obligor shall be deemed to have made the promises, representations and warranties herein set forth.

     9.04. Governing Law. This Agreement and all of the Loan Documents, except as otherwise expressly stated therein, shall in all respects be governed by the laws of the Commonwealth of Pennsylvania and construed as if drafted equally by all parties hereto.

     9.05. Time of Performance. Time of performance hereunder is of the essence of this Agreement.

     9.06. Severability. If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Agreement shall be construed as if the invalid or unenforceable provision had never been a part of it.

     9.07. Captions. The descriptive headings hereof are for convenience only and shall not in any way affect the meaning or construction of any provision hereof.

     9.08. Computations. Except as otherwise expressly stated herein, all computations required herein shall be made by the application of GAAP.

     9.09. Continuing Obligation. If any claim is ever made upon the Lender for the repayment or return of any money or property received by the Lender from any other Obligor in payment of the Loan or any other Obligations, and the Lender repays or returns all or part of said money or property by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Lender or any of its property or (ii) any settlement or compromise of any such claim accomplished by Lender with such claimant, then in such event the Borrower and PA1 agree that any such judgment, decree, settlement or compromise shall be binding upon Borrower and PA1, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any liability to the Lender, and the Borrower and PA1 shall be and shall remain liable to the Lender hereunder for the amount so repaid or the value of the property returned to the same extent as if such had never originally been received by the Lender. The Borrower and PA1 agree that the Lender shall have no duty or affirmative obligation to defend against such claim and may object to or pay such claim in its sole discretion without impairing or relinquishing the obligations of the Borrower and PA1 hereunder. This provision shall survive the termination of this Agreement.

     9.10. Assignment and Participation. This Agreement may not be assigned by the Borrower or PA1. This Agreement, or all or any portion of the Obligations evidenced hereby, may be assigned, or participations therein


                                     24

sold, by the Lender in whole or in part. The Borrower and PA1 hereby authorize the Lender to disclose (or ratifies any disclosures made by the Lender) any and all information that the Lender may from time to time possess regarding the Borrower, or the Loan or any other Obligations, or the Premises or any other Collateral, or the Loan Documents to any financial institution and to any accountants, appraisers, or other third parties acting on behalf of such institution, to which the Lender seeks to assign the Loan or any other Obligations or to sell a participation interest in the Loan or any other Obligations. The foregoing is not to be understood as a limitation upon any other right or duty the Lender may have to make any disclosure to anyone.

     9.11.  Notices.

          (a) All notices or other communications required or permitted to be made upon any party hereunder shall be in writing and sent by (i) hand delivery or (ii) national overnight express courier with written verification of actual delivery, or (iii) by first-class, United States mail, postage prepaid, registered or certified with return receipt requested.

     If to Lender:

               MileStone Bank
               1980 S. Easton Road, Suite 110
               Doylestown, PA 18901
               Attn:  Bonnie Halbreiner, Senior Vice President

     With a copy to:

               Hill Wallack LLP
               Timothy J. Duffy, Esquire
               777 Township Line Road, Suite 250
               PO Box 1150
               Newtown, PA  18940

     If to Borrower:

               Bion Environmental Technologies, Inc.
               Attn: Mark Smith, President
               1775 Summitview Way
               Creston, CO 81131

               And by fax to (425) 984-9702 or e-mail at mas@biontech.com

     With a copy to:

               Buchanan Ingersoll & Rooney
               Andrew J. Giorgione, Esquire
               17 N. Second Street, 15th Floor
               Harrisburg, PA  17101



                                     25

          Such notice shall be delivered or sent to the address set forth above or at such other address of which either party shall have given the other by notice in writing in accordance with the foregoing.

          (b) Notice sent by overnight courier or mailed in accordance with the foregoing shall be effective three (3) business days following deposit, or sooner upon receipt. Notice given in any other manner permitted herein shall be effective only if and when received by the addressee.

          (c) Notice given to either party by the attorney for the other party shall constitute notice from such party (and the attorneys for each party are hereby permitted to give such notice to the other party on behalf of their client). Failure to provide copies of any notice to counsel as provided above shall not invalidate or limit the effect of such notice.

     9.12. Cumulative Remedies. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies (including without limitation, the right of specific performance) which Lender would otherwise have. Any waiver, consent or approval of any kind or character on the part of the Lender of any event of default or breach of this Agreement or any Loan document or any such waiver of any provision or condition hereof or thereof must be in writing and shall be effective only to the extent in such writing specifically set forth. Borrower and PA1 acknowledge that with respect to this Agreement and its terms Borrower and PA1 are neither authorized nor entitled to rely on any representations, course of dealing, modifications or assurances in any form as to any subject from any officer of the Lender unless and until such representations, modifications, course of dealing, or assurances are set forth in writing and signed by such officer of the Lender.

     9.13. Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party. Notwithstanding anything contained herein or in the Note or any other Loan Document executed in connection with this transaction, or any conduct or course of conduct by either or both of the parties hereto, or their respective Affiliates, agents, or employees, before or after the signing of this Agreement or any of the other aforesaid Loan Documents, this Agreement shall not be construed as creating any rights, claims, or causes of action against the Lender, or any of its officers, directors, agents, or employees, in favor of any person or entity other than the Borrower.

     9.14. Prior Understandings. This Agreement and the Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein or therein.

     9.15. Warrant of Attorney. Borrower and PA1 hereby irrevocably appoint Lender as attorney-in-fact to do in its stead all things believed by Lender reasonably necessary to effect performance of this Agreement, including, without limitation, payment of sums from the Loan, and filing notices in public records. The foregoing appointment is coupled with an interest and is

                                     26


solely for protection of Lender's security and, therefore, is not intended to confer any right of action on any third party. The Borrower and PA1 specifically waive any right to any form of notice or to any acknowledgment by agent which might be applicable pursuant to the Pennsylvania Probate, Estates and Fiduciaries Code ("Probate Code"), as amended, to any power of attorney, or any warrant of attorney to confess judgment, granted herein or in any other Loan Document and hereby directs that any power of attorney, or any warrant of attorney to confess judgment, granted herein or in any other Loan Document not be construed in accordance with the terms of the Probate Code.

     9.16. Indemnification. The Borrower and PA1 agree to protect, indemnify, defend and save harmless the Lender and its directors, officers, agents and employees from and against any and all liability, expense, or damage of any kind or nature and from any suits, claims or demands, including reasonable legal fees and expenses on account of any matter or thing, whether in suit or not, arising out of this Agreement or in connection therewith or on account of any act or omission to act by the Lender in connection with this Agreement, unless brought about by gross negligence or willful malfeasance of the Lender. This obligation shall survive the repayment of the Loan.

     9.17.  Restrictions on Transfer.

          (a) Without the prior written consent of Lender, Borrower will not sell or transfer, or permit or suffer to be sold or transferred, voluntarily or by operation of law (other than by death or by execution on the Note) all or any of its interest (legal, equitable or otherwise) in the Project, and any failure to comply herewith shall constitute an immediate Event of Default hereunder and under the Loan Documents.

          (b) Any consent of Lender to a sale or transfer of all or part of the interests of Borrower and/or PA1 in the Project shall pertain to the referenced sale, transfer or issuance only and shall not constitute, or obligate Lender to approve, any further sale, transfer or issuance or relieve any person of any liability hereunder or under the Note or any other Loan Document.

     9.18. Relationship of Parties. It is hereby acknowledged by Lender on the one hand and Borrower and PA1 on the other hand that the relationship between them created hereby and by the other Loan Documents is that of creditor and debtor and is not intended to be and shall not in any way be construed to be that of a partnership, a joint venture, or principal and agent; and it is hereby further acknowledged that the disbursement of any Loan proceeds to anyone other than Borrower and PA1 shall not be deemed to make Lender a partner, joint venturer, or principal or agent of Borrower and/or PA1, but rather shall be deemed to be solely for the purpose of protecting Lender's security for the Obligations evidenced by the Note and other Obligations of Borrower and PA1 to Lender.

     9.19. No Implied Waiver. No delay or failure of the Lender in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.


                                     27


     9.20. Taxes. The Borrower and PA1 agree to pay or cause to be paid any and all stamp, document, transfer or recording taxes, and similar impositions payable or hereafter determined to be payable in connection with the Loan Documents, and agrees to save the Lender harmless from and against any and all present or future claims or liabilities with respect to, or resulting from, any delay in paying or omission to pay, any such taxes or similar impositions.

     9.21. EXCLUSIVE JURISDICTION. IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY LOAN DOCUMENT OR THE RELATIONSHIP EVIDENCED HEREBY, THE BORROWER AND PA1 HEREBY IRREVOCABLY SUBMIT EXCLUSIVELY TO THE JURISDICTION THE COURTS OF COMMON PLEAS OF BUCKS COUNTY, PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA. THE BORROWER AND PA1 EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE BORROWER HEREBY WAIVES ANY OBJECTION WHICH THE BORROWER AND PA1 MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS. THE BORROWER AND PA1 HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND ANY OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT, AND ANY OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT THE ADDRESS SET FORTH ABOVE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE PROVIDING OF NOTICE IN ACCORDANCE WITH THE TERMS HEREOF. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHTS OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE LENDER OF ANY CLAIM, OR ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM, OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT OR OTHERWISE TO ENFORCE SAME, IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

     9.22. TRIAL BY JURY. BORROWER AND PA1 HEREBY IRREVOCABLY WAIVE ANY RIGHT OR CLAIM TO A JURY TRIAL IN REGARD TO ANY AND ALL ACTIONS AND PROCEEDINGS INVOLVING LENDER, WHETHER ARISING HEREUNDER OR UNDER ANY OTHER AGREEMENT OR UNDERSTANDING. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ADVANCE THE LOAN AND TO ACCEPT OR RELY UPON THE LOAN DOCUMENTS.

     9.23. USA Patriot Act Notice. To help fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. For purposes of this section, account shall be understood to include loan accounts.


                                     28


     The Borrower and PA1 acknowledge that they have read and understood all of the provisions of this Agreement, including the waiver of jury trial, and have been advised by counsel as necessary and appropriate.



     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused Agreement to be executed, under seal, by affixing their respective hands and seals the day and year first above written.

                                   BORROWER:

Attest:                            BION ENVIRONMENTAL TECHNOLOGIES, INC.,
                                   a Colorado corporation



/s/ Jon Northrop                   By:/s/ Mark A. Smith, President
Jon Northrop, Secretary               Mark A. Smith, President


                                   PLEDGOR/ASSIGNOR:

Witness:                           BION PA1, LLC,
                                   a Colorado limited liability company


/s/ Jon Northrop                   By:/s/ Mark A. Smith, Manager
                                      Mark A. Smith, Manager


                                   LENDER:

Witness:                           MILESTONE BANK


/s/ Barbara Seduberg               By:/s/ Bonnie Halbreiner, SVP
                                      Bonnie Halbreiner, Sr. Vice President



                                     29

STATE OF COLORADO :
                  : ss
COUNTY OF SAGUACHE:

     On the 23rd day of November 2010, before me, a Notary Public in and for the State of Colorado, personally appeared Mark A. Smith, known by or successfully proven as such to me, who, after first being duly sworn according to law, acknowledged himself to be the President of Bion Environmental Technologies, Inc., a Colorado corporation, and executed the foregoing Loan & Security Agreement with the authority of and intending to bind the said company thereby and desiring that the same might be recorded as such.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                    /s/ Michele A.
                                    Notary Public


STATE OF COLORADO   :
                    : ss
COUNTY OF SAGUACHE  :

     On the 23rd day of November 2010, before me, a Notary Public in and for the State of Colorado, personally appeared Mark A. Smith, known by or successfully proven as such to me, who, after first being duly sworn according to law, acknowledged himself to be the Manager of Bion PA 1, LLC, a Colorado limited liability company, and executed the foregoing Loan & Security Agreement with the authority of and intending to bind the said company thereby and desiring that the same might be recorded as such.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                    /s/ Michelle A.
                                    Notary Public




                                     30


                                SCHEDULE 4.07


                                 Litigation


..**Bion is party to one litigation matter-it is so immaterial(due to laches-inactive since 2003-and substantive defenses) that we did not disclose it in the 2010 Form 10-K this year. Below is excerpt from 2009 Form 10-K:

     'Claims contingency:

     In May 2002, Arab Commerce Bank Ltd. ("ACB"), an unaffiliated party, filed a complaint against the Company in the Supreme Court of the State of New York regarding $100,000 of the Company's convertible bridge notes ("Bridge Notes") that were issued to ACB in March 2000. The complaint includes a breach of contract claim asserting that the Company owes ACB approximately $285,000 plus interest of $121,028 plus interest based on ACB's interpretation of the terms of the Bridge
     Notes and subsequent amendments. Effective June 30, 2001, the Company issued ACB 5,034 shares of common stock in full satisfaction of the Bridge Notes based on the Company's interpretation of the Bridge
     Notes, as amended. The Company has filed an answer to the complaint denying the allegations. No activity has taken place on this lawsuit since early 2003. The Company believes that the ultimate resolution of this litigation will not have a material adverse effect on the Company, its operations or its financial condition.'